1 Q2 2023 August 2, 2023 Earnings Presentation Dave Bozeman, President & CEO Arun Rajan, Chief Operating Officer Mike Zechmeister, Chief Financial Officer Chuck Ives, Director of Investor Relations

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with significant disruptions in the transportation industry; changes in relationships with existing contracted truck, rail, ocean, and air carriers; changes in our customer base due to possible consolidation among our customers; risks with reliance on technology to operate our business; cyber- security related risks; risks associated with operations outside of the United States; our ability to successfully integrate the operations of acquired companies with our historic operations; climate change related risks; risks associated with our indebtedness; interest rates related risks; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of war on the economy; changes to our capital structure; changes due to catastrophic events including pandemics such as COVID-19; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2023 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from new President & CEO, Dave Bozeman 3 ■ Privilege to be leading C.H. Robinson, a market leader with enormous scale, a strong base of loyal customers, and a resilient business model that generates profits and free cash flow through the entirety of the freight cycle ■ Tremendous opportunity in front of us to accelerate growth in a very fragmented market ■ Goal is to provide such a compelling offering that customers feel like C.H. Robinson is essential to the success of their supply chain ■ Empowering our people to uncover new ways to challenge the status quo, remove waste, accelerate our clock speed and act boldly to better anticipate our customers’ needs and exceed their expectations ■ As a Lean practitioner, I'm passionate about continuously improving how organizations operate. Lean principles can further improve our efficiency. ■ Excited about the potential benefits from generative AI, in conjunction with the machine learning and AI that the company has already been utilizing ■ Strength of our people, scaled network, financial model and investments in improving efficiency position us well for the eventual freight market rebound

Q2 Highlights 4 ■ Global freight markets continue to be impacted by weak demand, high inventories and excess capacity, resulting in a more competitive market and suppressed transportation rates ■ Focused on providing superior service to our customers and carriers and continuing to streamline our processes by removing waste and manual touches ■ On track to deliver $300 million of net annualized cost savings by Q4 of this year ■ 12% YTD improvement in shipments/person/day against a goal of 15% Y/Y improvement by Q4 ■ Balance sheet continues to be strong, we continue to invest for the long-term, and we're positioned well for the eventual freight market rebound $4.4B Total Revenues -35.0% Y/Y $665M Adj. Gross Profit -35.5% Y/Y $133M Income from Ops. -71.8% Y/Y $0.81 Net Income/Share -69.7% Y/Y Q2 2023 1. Adjusted net income per share is a non-GAAP financial measure. Refer to page 23 for further discussion and a GAAP to Non-GAAP reconciliation. $0.90 of adjusted net income per share, excluding $14.1M of restructuring charges(1)

All Other & Corporate ■ Robinson Fresh integrated supply chain solutions generating increased AGP ■ Managed Services Q2 AGP up 4.8%, driven primarily by new customer business ■ Other Surface Transportation AGP decreased 5.7% Y/Y Global Forwarding (GF) ■ Destocking of inventory, reduced global demand and excess capacity has led to declining prices for ocean and air freight ■ Sequential increase in air & ocean volume ■ Continuing to diversify our trade lane and industry vertical exposure North American Surface Transportation (NAST) ■ Adjusted gross profit (AGP) per load/order declined Y/Y in both TL and LTL ■ Load-to-truck ratios indicate the truckload market remains soft by historical standards ■ Significant market share opportunities remain in highly fragmented market ■ Solid progress on initiatives that improve the customer and carrier experience and lower our costs ■ 12% YTD improvement in productivity driven by increased automation of in-transit tracking, case management & appointments drove Complementary Global Suite of Services 5 Q2 2023 Adjusted Gross Profit(2) -35.9% Y/Y +3.8% Y/Y -44.8% Y/Y 1. Measured over trailing twelve months. 2. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Over half of total revenues and adjusted gross profits came from customers to whom we provide both surface transportation and global forwarding services.(1)

NAST Q2’23 Results by Service 6 ■ Truckload volume down 6.5% year-over-year(2) ■ Truckload AGP per shipment decreased 41.5% due to declining profit per shipment on both contractual and transactional volume(2) ■ LTL volume was flat and AGP per order decreased 19.0%(2) ■ Other AGP increased primarily due to growth in warehousing services ■ Added 4,500 new carriers in Q2 vs. 12,300 in Q2 last year 2Q23 2Q22%▲ Truckload (“TL”) $236.1 $432.0 (45.4)% Less than Truckload (“LTL”) $135.4 $166.9 (18.8)% Other $29.0 $25.6 13.2% Total Adjusted Gross Profits $400.5 $624.6 (35.9)% Adjusted Gross Profit Margin % 13.0% 15.1% (210 bps) Adjusted Gross Profit(1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Truckload Price and Cost Change (1)(2)(3) 7 Truckload Q2 Volume(2)(4) -6.5 % Price/Mile(1)(2)(3) -23.0 % Cost/Mile(1)(2)(3) -19.0 % Adjusted Gross Profit(4) -45.4% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. ■ 70% / 30% truckload contractual / transactional volume mix in Q2 ■ Average routing guide depth of 1.1 in Managed Services business vs. 1.4 in Q2 last year 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend



NAST Adjusted Gross Profit $ per Truckload Shipment (left axis)
Average NAST AGP $ per Truckload Shipment (left axis)
NAST Adjusted Gross Profit Margin % (right axis)
NAST Adjusted Gross Profit $ per Truckload Shipment
NAST Adjusted Gross Profit Margin %
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- AGP $ per Truckload Shipment reflects market conditions better than AGP Margin % [(1)]
- Contractual pricing continued to decline while purchased transportation costs began to level off and increase sequentially in May and June.

C.H. ROBINSON

1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers.

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Global Forwarding Q2’23 Results by Service 9 2Q23 2Q22%▲ Ocean $107.4 $228.1 (52.9)% Air $33.5 $56.1 (40.3)% Customs $25.1 $27.8 (9.7)% Other $13.2 $12.4 6.3% Total Adjusted Gross Profits $179.2 $324.4 (44.8)% Adjusted Gross Profit Margin % 23.0% 15.5% 750 bps Adjusted Gross Profit (1) ($ in millions) ■ Destocking of inventories and a slowdown in global demand impacted ocean and air pricing and volumes on a year-over-year basis ■ Ocean AGP decreased due to a 49.5% decrease in AGP per shipment and a 7.0% decline in shipments(2) ■ Air AGP decreased due to a 39.5% decrease in AGP per metric ton shipped and a 2.0% decline in metric tons shipped(2) ■ Customs AGP decreased due to a 14.5% decrease in volume(2) ■ On a sequential basis, both ocean and air volume increased, displaying our improved trade lane diversity 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

All Other & Corporate Q2’23 Results 10 Robinson Fresh ■ Increased AGP driven by a 10.0%(2) increase in case volume and integrated supply chain solutions for foodservice and wholesale customers Managed Services ■ AGP growth driven by new customer business, as well as growth with existing customers ■ Total freight under management of $1.4B in Q2 Other Surface Transportation ■ 7.3% decrease in Europe truckload AGP 2Q23 2Q22%▲ Robinson Fresh $37.9 $35.0 8.3% Managed Services $29.0 $27.6 4.8% Other Surface Transportation $18.9 $20.0 (5.7)% Total $85.7 $82.6 3.8% Adjusted Gross Profit (1) ($ in millions) 1. Adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. 2. Growth rates are rounded to the nearest 0.5 percent.

Sustainable Profitable Growth Strategy 11 Optimize Processes Spend Strategically Grow Globally Scale Digitally Increase Share ■ Leverage integrated service model to grow market share and expand globally ■ Industry-leading tech, people and processes to provide best-in-class service ■ Expand modal capabilities ■ Expand Global Forwarding business as provider of choice for multinational customers ■ Leverage scale to capitalize on secularly growing market and unique global footprint ■ Grow capabilities and presence in key industry verticals, trade lanes and geographies ■ Digitize more internal tools and processes and drive down costs ■ Free customer and carrier reps’ capacity for higher- value touchpoints ■ Drive more revenue synergy across business units ■ Execute on cost savings program ■ Provide customers and carriers the digital products they value ■ Leverage data, scale and information advantage ■ Bring meaningful products, features and insights to both sides of the two- sided marketplace ■ Increase digital execution of all touch points in the lifecycle of a load ■ Support organic growth by leveraging strong cash flow ■ Modernize core for future integrations ■ Complement with opportunistic M&A

Streamlining & Automating Processes to Drive Profitable Growth 12 12

New Carrier & Customer Experiences Driving Digital Adoption 13 ■ Improving customer outcomes with technology that supports our people and processes ■ Shipments per person per day increased 12% YTD as of Q2, as we progress toward our goal of 15% year-over-year improvement by Q4 2023 – Accelerated the digital execution of critical touch points in the lifecycle of a load: • Reducing manual tasks per shipment • Reducing time per task 13

Pillars of Our Customer Promise ■ Diversified, global suite of servicesTM - we can reliably meet all logistics services needs today and in the future ■ An information advantage driving smarter solutionsTM and better outcomes through our experience, data and scale ■ Solutions delivered through people you can rely onTM as an extension of your team ■ Technology built by and for supply chain expertsTM - tailored, market-leading solutions that drive better supply chain outcomes 14 Best-in-class solutions delivered through a global network of experts you can rely on

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $106 million of cash returned to shareholders in Q2 2023 ■ Q2 2023 capital distribution equates to 109% of our Q2 net income ■ 346,000 shares repurchased at an average price of $96.53 ■ More than 25 years of annually increasing dividends, on a per share basis ■ As the cost and price of purchased transportation (inclusive of fuel surcharges) has come down over the last four quarters, we've realized a benefit to net operating working capital and cash flow of $1.4 billion. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating.

16 Appendix

Q2 2023 Transportation Results(1) 17 Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2023 2022 % Change 2023 2022 % Change Total Revenues $4,084,827 $6,465,642 (36.8) % $8,412,792 $12,993,993 (35.3) % Total Adjusted Gross Profits(2) $631,267 $998,768 (36.8) % $1,288,201 $1,876,895 (31.4) % Adjusted Gross Profit Margin % 15.5% 15.4% 10 bps 15.3% 14.4% 90 bps Transportation Adjusted Gross Profit Margin % 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 15.3% 16.8% 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% Q2 16.0% 17.5% 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% Q3 16.2% 18.4% 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% Q4 15.9% 19.0% 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% Total 15.9% 17.9% 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 1. Includes results across all segments. 2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q2 2023 NAST Results 181. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $0.3 million of restructuring charges in the Three Months Ended June 30, 2023 and $1.2 million of restructuring charges in the Six Months Ended June 30, 2023 mainly related to workforce reductions. Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2023 2022 % Change 2023 2022 % Change Total Revenues $3,079,268 $4,147,046 (25.7) % $6,383,455 $8,261,935 (22.7) % Total Adjusted Gross Profits(1) $400,532 $624,551 (35.9) % $827,187 $1,130,651 (26.8) % Adjusted Gross Profit Margin % 13.0% 15.1% (210 bps) 13.0% 13.7% (70 bps) Income from Operations(2) $117,859 $276,499 (57.4) % $251,881 $458,853 (45.1) % Adjusted Operating Margin % 29.4% 44.3% (1490 bps) 30.5% 40.6% (1010 bps) Depreciation and Amortization $5,856 $6,123 (4.4) % $11,507 $12,362 (6.9) % Total Assets $3,106,092 $3,688,215 (15.8) % $3,106,092 $3,688,215 (15.8) % Average Headcount 6,497 7,552 (14.0) % 6,713 7,442 (9.8) %

Q2 2023 Global Forwarding Results 191. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $0.7 million of restructuring charges in the Three Months Ended June 30, 2023 and $2.4 million of restructuring charges in the Six Months Ended June 30, 2023 mainly related to workforce reductions. Three Months Ended June 30 Six Months Ended June 30 $ in thousands 2023 2022 % Change 2023 2022 % Change Total Revenues $779,867 $2,093,190 (62.7) % $1,569,845 $4,287,587 (63.4) % Total Adjusted Gross Profits(1) $179,231 $324,443 (44.8) % $357,150 $646,291 (44.7) % Adjusted Gross Profit Margin % 23.0% 15.5% 750 bps 22.8% 15.1% 770 bps Income from Operations(2) $29,647 $167,557 (82.3) % $59,763 $335,195 (82.2) % Adjusted Operating Margin % 16.5% 51.6% (3510 bps) 16.7% 51.9% (3520 bps) Depreciation and Amortization $5,484 $5,471 0.2% $10,964 $11,026 (0.6) % Total Assets $1,149,091 $2,851,114 (59.7) % $1,149,091 $2,851,114 (59.7) % Average Headcount 5,225 5,759 (9.3) % 5,356 5,690 (5.9) %

Q2 2023 All Other and Corporate Results 20 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $13.1 million of restructuring charges in the Three Months Ended June 30, 2023 and $14.3 million of restructuring charges in the Six Months Ended June 30, 2023 mainly related to workforce reductions. Includes a $25.3 million gain on the sale and leaseback of a facility in Kansas City for Three and Six Months Ended June 30, 2022 Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2023 2022 % Change 2023 2022 % Change Total Revenues $562,721 $558,239 0.8% $1,080,226 $1,064,906 1.4 % Total Adjusted Gross Profits(1) $85,733 $82,619 3.8% $166,799 $160,867 3.7 % Income (loss) from Operations(2) -$14,883 $25,609 N/M -$17,988 $21,091 N/M Depreciation and Amortization $14,635 $11,668 25.4% $27,884 $22,360 24.7 % Total Assets $1,150,078 $918,110 25.3% $1,150,078 $918,110 25.3 % Average Headcount 4,363 4,582 (4.8) % 4,454 4,422 0.7%

Non-GAAP Reconciliations

Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below:

	Three Months Ended June 30				Six Months Ended June 30,			
$ in thousands	2023		2022		2023		2022	
Revenues:								
Transportation	$4,084,827		$6,465,642		$8,412,792		$12,993,993	
Sourcing	337,029		332,833		620,734		620,435	
Total Revenues	4,421,856		6,798,475		9,033,526		13,614,428	
Costs and expenses:								
Purchased transportation and related services	3,453,560		5,466,874		7,124,591		11,117,098	
Purchased produced sourced for resale	302,800		299,988		557,799		559,521	
Direct internally developed software amortization	8,749		6,640		16,066		12,374	
Total direct costs	3,765,109		5,773,502		7,698,456		11,688,993	
Gross profit & Gross profit margin	**$656,747**	**14.9 %**	**$1,024,973**	**15.1 %**	**$1,335,070**	**14.8 %**	**$1,925,435**	**14.1 %**
Plus: Direct internally developed software amortization	8,749		6,640		16,066		12,374	
Adjusted gross profit/Adjusted gross profit margin	**$665,496**	**15.1 %**	**$1,031,613**	**15.2 %**	**$1,351,136**	**15.0 %**	**$1,937,809**	**14.2 %**

C.H. ROBINSON

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Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. We believe adjusted operating margin is a useful measure of our profitability in comparison to our adjusted gross profit which we consider a primary performance metric as discussed above. The reconciliation of operating margin to adjusted operating margin is presented below: Three Months Ended June 30 Six Months Ended June 30, $ in thousands 2023 2022 2023 2022 Total Revenues $4,421,856 $6,798,475 $9,033,526 $13,614,428 Income from operations 132,623 469,665 293,656 815,139 Operating margin 3.0% 6.9% 3.3% 6.0 % Adjusted gross profit $665,496 $1,031,613 $1,351,136 $1,937,809 Income from operations 132,623 469,665 293,656 815,139 Adjusted operating margin 19.9% 45.5% 21.7% 42.1%

Non-GAAP Reconciliations

Our adjusted income (loss) from operations and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income (loss) from operations and adjusted net income per share (diluted) is calculated as income (loss) from operations and net income per share (diluted) excluding the impact of restructuring and related costs. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations and adjusted net income per share (diluted). The reconciliation of income (loss) from operations and net income per share (diluted) to adjusted income (loss) from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data):

	Three Months Ended June 30, 2023				Six Months Ended June 30, 2023			
	NAST	Global Forwarding	All Other and Corporate	Consolidated	NAST	Global Forwarding	All Other and Corporate	Consolidated
Income (loss) from operations	$117,859	$29,647	-$14,883	$132,623	$251,881	$59,763	-$17,988	$293,656
Severance	323	626	10,732	11,681	933	2,140	11,746	14,819
Other personnel expenses	4	65	1,377	1,446	223	89	1,594	1,906
Other selling, general, and administrative expenses	4	39	962	1,005	4	163	962	1,129
Total restructuring and related costs[1]	331	730	13,071	14,132	1,160	2,392	14,302	17,854
Adjusted income (loss) from operations	**$118,190**	**$30,377**	**-$1,812**	**$146,755**	**$253,041**	**$62,155**	**-$3,686**	**$311,510**
Net income per share (diluted)				$0.81				$1.77
Restructuring and related costs[1]				0.09				0.11
Adjusted net income per share (diluted)				**$0.90**				**$1.88**

C.H. ROBINSON

1. In the Three Months Ended June 30, 2023, we incurred restructuring expenses of $13.1 million related to workforce reductions and $1.0 million of other charges. In the Six Months Ended June 30, 2023, we incurred restructuring expenses of $16.7 million related to workforce reductions and $1.1 million of other charges.

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Non-GAAP Reconciliations 24 Our adjusted income from operations and adjusted net income per share (diluted) are non-GAAP financial measures. Adjusted income from operations and adjusted net income per share (diluted) is calculated as income from operations and net income per share (diluted) excluding the impact of the gain on sale-leaseback of our Kansas City regional center. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income from operations and adjusted net income per share (diluted). The reconciliation of income from operations and net income per share (diluted) to adjusted income from operations and adjusted net income per share (diluted) is presented below (in thousands except per share data): Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Income from operations $469,665 $815,139 Gain on sale of property and equipment1) -25,296 -25,296 Adjusted income from operations $444,369 $789,843 Net income per share (diluted) $2.67 $4.71 Gain on sale of property and equipment(1) -0.15 -0.15 Adjusted net income per share (diluted) $2.52 $4.56 1. The gain on sale of property and equipment related to the sale-leaseback of our Kansas City regional center is included within other selling, general, and administrative expenses in our condensed consolidated statements of income.

25 Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com